                            AIM BASIC VALUE FUND





[AIM LOGO APPEARS HERE]           ANNUAL REPORT                DECEMBER 31, 1998


                            INVEST WITH DISCIPLINE
                          -- Registered Trademark --

          ------------------------------------------------------------

                  STILL LIFE (THE CHEST OF DRAWERS) 1883-1887

                      BY PAUL CEZANNE, FRENCH (1839-1906)

            A CONTEMPORARY OF THE IMPRESSIONISTS, CEZANNE CHALLENGED

            THE CONVENTIONAL IDEAS THEIR WORKS EMBODIED IN THE 19TH

            CENTURY. AS A RESULT, HIS ART WAS UNDERVALUED AND OFTEN

          MISUNDERSTOOD IN HIS LIFETIME. HOWEVER, HIS WORKS AND IDEAS

          INFLUENCED THE DEVELOPMENT OF MANY 20TH CENTURY ARTISTS AND

           MOVEMENTS, SUCH AS CUBISM, AND SOME NOW REGARD HIM AS THE

         FATHER OF MODERN PAINTING. THIS PIECE EXHIBITS THE SIMPLICITY

             AND DELICATE TONAL HARMONY THAT TYPIFY CEZANNE'S WORK.

          ------------------------------------------------------------


AIM Basic Value Fund seeks long-term growth of capital by investing in companies whose prospects and growth potential are undervalued by investors.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Basic Value Fund (formerly GT Global America Value Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended 12/31/98, the Fund paid distributions of $0.32 per share for Class A, Class B, and Advisor Class shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's distributor. Please see the Fund's Advisor Class prospectus for more complete information.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Russell 1000 Stock Index is an unmanaged index generally considered representative of large-capitalization stocks.
o The Russell 1000 Value Index measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Standard & Poor's 400 Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.
o The Russell 2000 is an unmanaged index generally considered representative of small-capitalization stocks.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
          OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
             OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT
                YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.



                              AIM BASIC VALUE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    As the fiscal year opened, markets were recovering from the
  [PHOTO OF         concerns produced by financial crises in Asia during 1997,
 Charles T.         and this optimism early in 1998 led several market indexes
   Bauer,           to all-time highs in spring and early summer. However, the
Chairman of         year was to bring two particularly serious financial shocks,
the Board of        first the debt default by Russia, and later the gathering
  THE FUND          crisis in Brazil, which devalued its currency shortly after
APPEARS HERE]       the fiscal year closed. The result was another year of
                    significant market volatility here and abroad.
                         Optimism yielded to pessimism over the summer amid
                    global financial crises and a widespread decline in U.S.
                    corporate earnings growth. Particularly from July through October, a major market correction for equities, including previously high-flying blue chips, bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Investors responded favorably, and the year closed on a positive note with domestic equities rallying and bonds displaying much less momentum.
    Some stock indexes produced excellent total return for the year, with the S&P 500 index of large-company stocks up a dramatic 28.60%. But focusing on one market benchmark may give you an incomplete view. There was wide divergence among market segments this fiscal year. For example, the Russell 2000 index of small-company stocks declined 2.55%. Even within the S&P 500, the bigger the company, the better the performance.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                        ---------------------------------

                              . . . WE ARE PLEASED

                               TO NOTE THAT MOST

                                  MUTUAL FUND

                             SHAREHOLDERS REMAINED

                              COOL HEADED AND DID

                              NOT PULL OUT OF THE

                              MARKETS DURING 1998.

                        ---------------------------------


                              AIM BASIC VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND FINDS VALUE IN MARKET VOLATILITY

STOCK MARKETS HAD AN EXTREMELY VOLATILE YEAR. HOW DID AIM BASIC VALUE FUND PERFORM?
In the wake of record market volatility that favored large growth stocks, the Fund faced a challenging year but rebounded in the fourth quarter to finish on a positive note.
    For the fiscal year ended December 31, 1998, total returns for the Fund were 7.02% for Class A shares and 6.34% for Class B shares. Total return for Advisor Class shares for the period was 7.43%. Comparatively, the Russell 1000 Value Index finished the reporting period with a return of 15.63%.
    A former GT Global fund, AIM Basic Value Fund was added to The AIM Family of Funds--Registered Trademark-- in 1998, with AIM assuming day-to-day portfolio management in September.

WHAT WERE THE MAJOR TRENDS IN THE STOCK MARKET DURING THE FISCAL YEAR?
Early in 1998, U.S. markets shrugged off global financial concerns that had previously dampened stock performance. Markets peaked in April, then paused. In June the market rally resumed, and by mid-July various equity indexes, including the Dow and the S&P 500, had climbed to new highs.
    The "Asian contagion" reappeared when Japan's extensive banking problems were revealed to be worse than expected and Russia effectively defaulted on its government debt. These events cast doubt on the sustainability of the long economic expansion in the United States and the boom in Europe's stock markets. The market downturn that ensued eventually involved even the very large, very liquid stocks that were chiefly responsible for the U.S. market's earlier rise. The large-capitalization S&P 500 fell over 19% from its high in mid-July through the end of August. Mid-cap and smaller stocks fared worse, with the S&P 400 down almost 25% during the same period. European markets were not immune to the decline, and many overseas markets were devastated.
    In an attempt to calm the nerves of investors who were shifting their money from equity markets to any security considered liquid-a worldwide flight to quality and liquidity-the Federal Reserve Board (the Fed) cut the federal funds rate by 0.25% on September 29. Few people were assuaged by the action. Two weeks later, in an unusual inter-meeting move, the Fed lowered the federal funds rate and the discount rate by 0.25%, igniting a fierce market rally. Both rates were lowered by 0.25% again in November. By the close of the fiscal year, markets were enjoying relative equilibrium.

HOW DID MARKET TRENDS AFFECT THE FUND?
The Fund underperformed its benchmark partly as a result of a narrow market that favored a small number of the largest company stocks. The year's market advance was mainly concentrated in large-cap growth stocks, which outperformed value stocks by one of the widest margins in history. While the Fund had virtually no exposure to the 20 largest growth stocks that propelled the market average, the market's volatility created a number of opportunities for the Fund to purchase quality holdings at attractive prices.

HAS THE MAKE-UP OF THE PORTFOLIO CHANGED, GIVEN THE MARKET'S VOLATILITY?
Yes. Previously, the Fund had been overweight in financial and industrial cyclical holdings. These were two of the industries hardest hit as global economies slowed and the impact of the Asian crisis spread to the United States. As a result, we repositioned the portfolio to take advantage of opportunities created by the market correction by increasing the Fund's holdings in technology, health care and electric utilities. In turn, we reduced our weighting in financials and industrial cyclicals and further reduced the median market cap of the Fund to take advantage of the better valuation opportunities in mid-cap companies.

HOW DO YOU CHOOSE STOCKS FOR THE FUND?
Our bottom-up value strategy allows us to take advantage of investors' tendency to overreact to negative information by buying stocks that are selling at a significant discount to their intrinsic value. A stock's intrinsic value is based on the company's fundamentals and earning power rather than investor sentiment. We choose companies by analyzing their financial statements; their industry's structure, profitability, and growth; and their competitive position. We look for management that has a history and/ or potential of increasing shareholder value. This allows us to understand the company's business so that we can make a reasonable estimation of its future prospects. We also require a 50% appreciation potential from price to intrinsic value during our two- to three-year investment horizon.


                    ----------------------------------------

                       THE MARKET'S VOLATILITY CREATED A

                      NUMBER OF OPPORTUNITIES FOR THE FUND

                        TO PURCHASE QUALITY HOLDINGS AT

                               ATTRACTIVE PRICES.

                    ----------------------------------------

          See important Fund and index disclosures inside front cover.

                             AIM BASIC VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



Our aim with this strategy is a low-risk, low-turnover, tax-efficient portfolio with a concentration in good companies selling at temporarily depressed prices.
    Our target number of holdings is in the 40 to 60 range, making the Fund a good complement to a growth portfolio because there is little or no overlap in investments. At the end of the fiscal year, the Fund had 50 holdings, including mid-cap and large-cap stocks.

WHAT HOLDINGS HAVE YOU ESPECIALLY LIKED?
In the health-care sector, we have liked United HealthCare, which owns or manages more than two dozen HMOs and PPOs. We have also found good value in Beckman Coulter, a company that makes medical laboratory equipment. In the technology sector, one company we like is Novellus, a leading semiconductor equipment company.
    Other companies we consider good values include First Data-a leading provider of transaction processing services for such things as credit cards-and Millipore, a manufacturer of pharmaceutical and biotechnology products.
    Our top sector weightings as of December 31, 1998, were as follows: technology, 20.8%; financials, 17.5%; utilities, 13.3%; and health care, 12.4%.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
At the close of 1998, the Consumer Price Index was on track to record its smallest annual increase since 1986, when the index rose just 1.1%. Meanwhile, the Fed appeared to have adopted a "wait and see" attitude because inflation sat at its lowest point in more than a decade. Some analysts expect more interest rate cuts in the coming year as the U.S. economy continues to slow, with annual gross domestic product growth likely to be in the 1.5% to 2.5% range, and as world markets continue to recover and stabilize.
    The slowing of the U.S. economy could make things difficult for the mid-cap companies in which the Fund invests, especially in the technology sector. Keeping that in mind, the defensive characteristics of our health-care and utility holdings will, we believe, offset that risk. We view the dramatic divergence in valuations as an opportunity and will continue to focus on stock selection that will keep the Fund well positioned in the near term. We believe many of our holdings will continue to gain ground over the next couple of years, regardless of near-term volatility.

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

                                                                       Pie Chart

===============================================================================================================================
 Top 10 Equity Holdings                               Top 10 Industries                              Sector Allocation
-------------------------------------------------------------------------------------------------------------------------------
 1. Philip Morris Companies Inc.             3.31%    1. Electric Companies               12.22%
 2. First Data Corp.                         3.28     2. Banking (Money Center)            5.54      Technology            20.8
 3. Computer Associates International Inc.   3.14     3. Retail (Department Stores)        5.52      Financials            17.5
 4. United HealthCare Corp.                  2.91     4. Health Care (Managed Care)        5.08      Utilities             13.3
 5. Millipore Corp.                          2.89     5. Computers (Software & Services)   4.71      Health Care           12.4
 6. BankAmerica Corp.                        2.78     6. Telephone                         4.66      Capital Goods         11.8
 7. Beckman Coulter Inc.                     2.70     7. Electrical Equipment              4.54      Consumer Cyclical      6.8
 8. Exel Limited                             2.70     8. Financial (Diversified)           4.40      Energy                 4.9
 9. Texas Utilities                          2.63     9. Computers (Peripherals)           3.53      Consumer Staples       4.3
10. Philips Electronics N.V                  2.61    10. Tobacco                           3.31      Basic Materials        1.5

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===============================================================================================================================

                     ---------------------------------------

                       A STOCK'S INTRINSIC VALUE IS BASED

                         ON THE COMPANY'S FUNDAMENTALS

                         AND EARNING POWER RATHER THAN

                              INVESTOR SENTIMENT.

                     ---------------------------------------



          See important Fund and index disclosures inside front cover.

                              AIM BASIC VALUE FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM BASIC VALUE FUND VS. BENCHMARK INDEXES

10/18/95-12/31/98

HYPO Chart

-------------------------------------------------------------------------------------------------
                AIM Basic Value    AIM Basic Value    Russell 1000    S&P 500    AIM Basic Value
                  Fund, Class A      Fund, Class B    Value Index      Index      Fund, Advisor
                    Shares              Shares                                    Class Shares
-------------------------------------------------------------------------------------------------
                                    In thousands
10/18/95            $ 9,446             $10,000         $10,000       $10,000       $10,000

12/31/95            $10,545             $11,155         $10,770       $10,655       $11,172.4

6/30/96             $11,884             $12,528         $11,576       $11,730       $12,624.7

12/31/96            $12,140             $12,756         $13,101       $13,100       $12,913

6/30/97             $13,855             $14,510         $15,418       $15,799       $14,764

12/31/97            $15,446             $16,128         $17,710       $17,470       $16,500.1

6/30/98             $16,449             $17,122         $19,865       $20,562       $17,602

12/31/98            $16,530             $16,850         $20,482       $22,461       $17,725.5

=================================================================================================

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS.

=================================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

CLASS A SHARES

Inception (10/18/95)     16.99%
1 year                    1.15*

CLASS B SHARES

Inception (10/18/95)     17.69%
1 year                    1.34**

ADVISOR CLASS SHARES

Inception (10/18/95)     19.57%
1 year                    7.43

*  7.02%, excluding sales charge
** 6.34%, excluding CDSC

================================================================================

Sources: Towers Data Systems Hypo--Registered Trademark--, Bloomberg.

================================================================================

    Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's various classes of shares will differ due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares the performance of the Class A, Class B, and Advisor Class shares of AIM Basic Value Fund to benchmark indexes. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. Your Fund's total return is shown with the applicable sales charge and includes Fund expenses and management fees. A market index such as the Russell 1000 Value Index or the S&P 500 Index is not managed, incurring no sales charges, expenses or fees. (Please note that the results for these indexes are from 10/31/95-12/31/98.) If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of these indexes is intended to give you a general idea of how your Fund performed compared to the stock market.
    Since the last reporting period, AIM Basic Value Fund has elected to use the Russell 1000 Value Index as its benchmark. The Fund began using the Russell 1000 Value Index as its benchmark instead of the S&P 500 on 9/8/98 when a new team assumed day-to-day portfolio management of the Fund. Because of the Fund's strong value discipline, the new index will be a more accurate reflection of performance.
    The Fund will no longer measure its performance against the S&P 500 Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the Fund's performance to both the old and the new index.



                              AIM BASIC VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                        SHARES        VALUE
COMMON STOCKS-92.23%

BANKS (MAJOR REGIONAL)-2.60%

Fleet Financial Group, Inc.               16,000   $   715,000
--------------------------------------------------------------

BANKS (MONEY CENTER)-5.54%

BankAmerica Corp.                         12,725       765,091
--------------------------------------------------------------
Chase Manhattan Corp. (The)                4,550       309,684
--------------------------------------------------------------
First Union Corp.                          7,400       450,012
--------------------------------------------------------------
                                                     1,524,787
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.41%

Sigma-Aldrich Corp.                       13,200       387,750
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.53%

Adaptec, Inc.(a)                          23,500       412,718
--------------------------------------------------------------
Quantum Corp.(a)                          26,300       558,875
--------------------------------------------------------------
                                                       971,593
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.71%

Adobe Systems, Inc.                        9,200       430,100
--------------------------------------------------------------
Computer Associates International,
  Inc.                                    20,300       865,287
--------------------------------------------------------------
                                                     1,295,387
--------------------------------------------------------------

ELECTRIC COMPANIES-12.22%

Carolina Power & Light Co.                 5,200       244,725
--------------------------------------------------------------
DQE, Inc.                                  7,700       338,318
--------------------------------------------------------------
Illinova Corp.                            13,400       335,000
--------------------------------------------------------------
Pinnacle West Capital Corp.                7,825       331,584
--------------------------------------------------------------
GPU, Inc.                                  8,200       362,337
--------------------------------------------------------------
Niagara Mohawk Power Corp.                40,500       653,062
--------------------------------------------------------------
Northeast Utilities                       23,400       374,400
--------------------------------------------------------------
Texas Utilities Co.                       15,500       723,656
--------------------------------------------------------------
                                                     3,363,082
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.54%

Philips Electronics N.V.-ADR              10,600       717,487
--------------------------------------------------------------
Raychem Corp.                             16,500       533,156
--------------------------------------------------------------
                                                     1,250,643
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-1.85%

Perkin-Elmer Corp.                         5,200       507,325
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTOR)-3.19%

Analog Devices, Inc.(a)                   21,400       671,425
--------------------------------------------------------------
Micron Technology, Inc.                    4,100       207,307
--------------------------------------------------------------
                                                       878,732
--------------------------------------------------------------

ENGINEERING & CONSTRUCTION-1.31%

McDermott International, Inc.             14,600       360,438
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
EQUIPMENT (SEMICONDUCTOR)-2.55%

Novellus Systems, Inc.(a)                 14,200   $   702,900
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.40%

Citigroup Inc.                            13,900       688,050
--------------------------------------------------------------
MGIC Investment Corp.                     13,100       521,544
--------------------------------------------------------------
                                                     1,209,594
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-1.77%

HCR Manor Care, Inc.(a)                   16,600       487,625
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-5.08%

PacifiCare Health Systems,
  Inc.-Class B(a)                          7,500       596,250
--------------------------------------------------------------
United HealthCare Corp.                   18,600       800,963
--------------------------------------------------------------
                                                     1,397,213
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-1.89%

Pharmacia & Upjohn, Inc.                   9,200       520,950
--------------------------------------------------------------

HEALTH CARE (MEDICAL SUPPLIES)-2.70%

Beckman Coulter Inc.                      13,700       743,225
--------------------------------------------------------------

INSURANCE (PROPERTY CASUALTY)-3.06%

Amerin Corp.(a)                            4,200        99,225
--------------------------------------------------------------
EXEL Limited-Class A                       9,900       742,500
--------------------------------------------------------------
                                                       841,725
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-2.89%

Millipore Corp.                           28,000       796,250
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-1.73%

Atlantic Richfield Co.                     7,300       476,325
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-1.04%

Mobil Corp.                                3,300       287,513
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-2.48%

ENSCO International, Inc.                 26,200       280,012
--------------------------------------------------------------
Schlumberger Ltd.                          8,700       401,288
--------------------------------------------------------------
                                                       681,300
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.90%

Conoco Inc.-Class A(a)                    11,800       246,325
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.51%

Starwood Hotels & Resorts(a)               6,183       140,278
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-5.52%

Federated Department Stores, Inc.(a)      13,500       588,093
--------------------------------------------------------------
J.C. Penney Co., Inc.                      8,600       403,125
--------------------------------------------------------------
Saks Inc.(a)                              16,700       527,094
--------------------------------------------------------------
                                                     1,518,312
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
RETAIL (SPECIALTY)-0.77%

Toys "R" Us, Inc.(a)                      12,600   $   212,625
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-3.28%

First Data Corp.                          28,500       903,095
--------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.64%

Corrections Corp. of America(a)           10,000       176,250
--------------------------------------------------------------

TELEPHONE-4.66%

Bell Atlantic Corp.                       11,200       636,300
--------------------------------------------------------------
US West, Inc.                             10,000       646,250
--------------------------------------------------------------
                                                     1,282,550
--------------------------------------------------------------

TOBACCO-3.31%

Philip Morris Companies, Inc.             17,050       912,175
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
WASTE MANAGEMENT-2.15%

Waste Management, Inc.                    12,667   $   590,599
--------------------------------------------------------------
    Total Common Stocks (Cost
      $21,863,862)                                  25,381,566
--------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT
REPURCHASE AGREEMENT-3.73%(b)

SBC Warburg Dillon Read Inc., 4.75%,
  01/04/99(c)                         $1,026,552   $ 1,026,552
--------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $1,026,552)                              1,026,552
--------------------------------------------------------------
TOTAL INVESTMENTS-95.96%                            26,408,118
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-4.04%                  1,110,420
--------------------------------------------------------------
NET ASSETS-100.00%                                 $27,518,538
==============================================================

Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sale price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/98 with a maturing value $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value (cost
  $22,890,414)                                $26,408,118
---------------------------------------------------------
Receivables for:
  Investment Advisor                              118,468
---------------------------------------------------------
  Investments sold                                 37,475
---------------------------------------------------------
  Fund shares sold                              1,201,931
---------------------------------------------------------
  Dividends and interest                           33,974
---------------------------------------------------------
Other assets                                       37,479
---------------------------------------------------------
    Total assets                               27,837,445
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            37,333
---------------------------------------------------------
  Fund shares reacquired                          156,968
---------------------------------------------------------
Accrued investment management &
  administration fees                              31,765
---------------------------------------------------------
Accrued accounting fees                               587
---------------------------------------------------------
Accrued distribution fees                          40,203
---------------------------------------------------------
Accrued trustees' fees                              9,702
---------------------------------------------------------
Accrued transfer agent fees                         7,000
---------------------------------------------------------
Accrued operating expenses                         17,075
---------------------------------------------------------
Accrued filing fees                                18,274
---------------------------------------------------------
    Total liabilities                             318,907
---------------------------------------------------------
Net assets applicable to shares outstanding   $27,518,538
=========================================================

NET ASSETS:

Class A                                       $ 9,073,952
=========================================================
Class B                                       $17,406,329
=========================================================
Advisor Class                                 $ 1,038,257
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           500,450
=========================================================
Class B                                           978,399
=========================================================
Advisor Class                                      56,634
=========================================================
Class A:
  Net asset value and redemption price per
    share                                     $     18.13
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.13
    divided by 94.50%)                        $     19.19
=========================================================
Class B:
  Net asset value and offering price per
    share                                     $     17.79
---------------------------------------------------------
Advisor Class:
  Net asset value and offering price per
    share                                     $     18.33
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $416 foreign withholding
tax)                                           $  502,395
---------------------------------------------------------
Interest                                           53,825
---------------------------------------------------------
Securities lending income                           2,035
---------------------------------------------------------
    Total investment income                       558,255
---------------------------------------------------------
EXPENSES:

Investment management & administration fees       203,359
---------------------------------------------------------
Accounting fees                                     6,806
---------------------------------------------------------
Custodian fees                                      6,265
---------------------------------------------------------
Trustees' fees                                     16,714
---------------------------------------------------------
Distribution fees -- Class A                       29,605
---------------------------------------------------------
Distribution fees -- Class B                      188,068
---------------------------------------------------------
Transfer agent fees -- Class A                     31,636
---------------------------------------------------------
Transfer agent fees -- Class B                     70,338
---------------------------------------------------------
Transfer agent fees -- Advisor Class                2,932
---------------------------------------------------------
Filing fees                                        43,643
---------------------------------------------------------
Printing fees                                      70,882
---------------------------------------------------------
Other                                              40,141
---------------------------------------------------------
    Total expenses                                710,389
---------------------------------------------------------
Less: Fee waivers                                (102,359)
---------------------------------------------------------
     Net expenses                                 608,030
---------------------------------------------------------
Net investment income (loss)                      (49,775)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            52,411
---------------------------------------------------------
  Option contracts written                         (7,810)
---------------------------------------------------------
                                                   44,601
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    1,516,960
---------------------------------------------------------
    Net gain from investment securities and
       option contracts                         1,561,561
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $1,511,786
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                                   1998           1997
                                                                -----------    -----------

OPERATIONS:

  Net investment income (loss)                                  $   (49,775)   $    22,242
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                        44,601      1,352,859
------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    option contracts                                              1,516,960      2,016,032
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          1,511,786      3,391,133
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                --        (12,256)
------------------------------------------------------------------------------------------
  Advisor Class                                                          --         (1,610)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                          (141,471)      (482,262)
------------------------------------------------------------------------------------------
  Class B                                                          (313,992)    (1,128,861)
------------------------------------------------------------------------------------------
  Advisor Class                                                     (18,735)       (30,657)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         1,006,548      4,423,280
------------------------------------------------------------------------------------------
  Class B                                                            87,004     10,245,557
------------------------------------------------------------------------------------------
  Advisor Class                                                     562,783        197,292
------------------------------------------------------------------------------------------
    Net increase in net assets                                    2,693,923     16,601,616
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            24,824,615      8,222,999
------------------------------------------------------------------------------------------
  End of period                                                 $27,518,538    $24,824,615
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $24,031,065    $22,421,981
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (2,524)            --
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                                 (27,707)       401,890
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    option contracts                                              3,517,704      2,000,744
------------------------------------------------------------------------------------------
                                                                $27,518,538    $24,824,615
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund, formerly AIM America Value Fund, (the "Fund"), is a separate series of AIM Growth Series (the "Trust"). The Trust is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has six diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.
  The Fund invests substantially all of its investable assets in the Value Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust and is registered under the 1940 Act as a diversified, open-end management investment company.
  The Portfolio has investment objectives, policies, and limitations substantially identical to the Fund. Therefore, the financial statements of the Fund and the Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and the Portfolio. At December 31, 1998, all of the shares of beneficial interest of the Portfolio were owned either by the Fund or INVESCO (NY), Inc., which has a nominal ($100) investment in the Portfolio.
  The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund and Portfolio in the preparation of the financial statements.
A. Portfolio Valuation -- The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.
     Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.
     Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost which approximates market value.
     Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.
B. Repurchase Agreements -- With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.
C. Option Accounting Principles -- When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Fund's consolidated "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option is the mean between the last bid and asked prices on that day. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security, and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in interest rates.
     The premium paid by the Portfolio for the purchase of a call or put option is included in the Fund's consolidated "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.
     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.
D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates.
E. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the basis of specific identification of the securities sold. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices. On December 31, 1998 additional paid-in capital was decreased by $47,251 and undistributed net investment income was increased by $47,251 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
F. Portfolio Securities Loaned -- At December 31, 1998, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Portfolio:

                               DECEMBER 31, 1998            YEAR ENDED
                          ----------------------------   DECEMBER 31, 1998
                          AGGREGATE VALUE      CASH      -----------------
                             ON LOANS       COLLATERAL     FEES RECEIVED
                          ---------------   ----------   -----------------
                            $1,431,825      $1,433,821        $2,035

     Cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.
G. Deferred Organizational Expenses -- Expenses incurred by the the Fund and the Portfolio in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of their shares aggregated $63,500 for the Fund and $25,000 for the Portfolio. These expenses are being amortized on a straight-line basis over a five-year period.
H. Taxes -- It is the policy of the Fund and the Portfolio to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.
I. Distributions to Shareholders -- Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.
J. Restricted Securities -- The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.
K. Indexed Securities -- The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.
L. Line of Credit -- The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets.
     For the year ended December 31, 1998, the average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $87,889 with a weighted average interest rate of 6.24%. Interest expense for the Fund for the year ended December 31, 1998 was $137, and is included in "Other Expenses" on the Statement of Operations.

NOTE 2-RELATED PARTIES

A I M Advisors, Inc. ("Manager") is the Fund's and the Portfolio's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO
(NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC, became the administrator of the Fund and the investment manager and administrator of the Portfolio. Also, on May 29, 1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust, and the Portfolio was reorganized from a New York trust into a Delaware business trust. Finally, on September 4, 1998, A I M Fund Services, Inc. ("AFS"), a wholly-owned subsidiary of the Manager, became the transfer agent of the Fund.
  The Fund pays the Manager administration fees at the annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $500 million; 0.425% on the next $500 million; and 0.40% on amounts thereafter.
  AIM Distributors serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of Chancellor LGT, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.
  Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors and GT Global retained the following sales charges: $1,695 and $2,335, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. No CDSC's for Class A were collected for the period ended December 31, 1998. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.
  Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of: $15,167 and $38,159, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.
  For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Old Class A Plan") and Class B shares ("Old Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Old Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Old Class A Plan would have been incurred within one year of such reimbursement.
  For the period ended May 29, 1998, pursuant to the Old Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Old Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.
  Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of each of the Fund's Class A shares.
  Pursuant to the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.
  The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.
  The Manager and AIM Distributors have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.
  Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 for each shareholder account that is open during any calendar month (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any calendar month. Both fees are billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.
  For the period January 1, 1998 to September 4, 1998, GT Global Investor Services, Inc., an affiliate of Chancellor LGT, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services was also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.
  The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.
  The Portfolio pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or AFS $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustee.
  At December 31, 1998, all of the shares of beneficial interest of the Portfolio were owned either by the Fund or Invesco (NY), Inc.
NOTE 3-PURCHASES AND SALES OF SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended December 31, 1998 was $39,540,620 and $39,657,090, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment
  securities                                         $4,110,581
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                           (688,180)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                         $3,422,401
===============================================================

  Cost of investments for tax purposes is $22,985,717.

NOTE 4-SHARE INFORMATION

Changes in the Fund's shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                1998                      1997
                       -----------------------   -----------------------
                        SHARES       AMOUNT       SHARES       AMOUNT
                       --------   ------------   ---------   -----------
Sold:
  Class A               472,964   $  8,362,868     781,797   $13,117,280
------------------------------------------------------------------------
  Class B               587,988     10,276,429   1,148,582    19,043,834
------------------------------------------------------------------------
  Advisor Class          41,555        747,776      14,203       230,962
------------------------------------------------------------------------
Issued as
reinvestment of
dividends:
  Class A                 7,580        134,463      26,859       454,725
------------------------------------------------------------------------
  Class B                16,572        288,515      60,093     1,004,744
------------------------------------------------------------------------
  Advisor Class           1,044         18,735       1,920        32,714
------------------------------------------------------------------------
Reacquired:
  Class A              (424,737)    (7,490,783)   (536,657)   (9,148,725)
------------------------------------------------------------------------
  Class B              (607,196)   (10,477,940)   (606,167)   (9,803,021)
------------------------------------------------------------------------
  Advisor Class         (11,248)      (203,728)     (3,834)      (66,384)
------------------------------------------------------------------------
                         84,522   $  1,656,335     886,796   $14,866,129
========================================================================

NOTE 5-EXPENSE REDUCTIONS

The Manager has directed certain portfolio trades to brokers who then paid a portion of the Portfolio's expenses. For the year ended December 31, 1998, the expenses of the Portfolio were reduced by $1,546 under these arrangements.

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B, and Advisor Class outstanding during each of the years in the three-year period ended December 31, 1998 and the period October 18, 1995 (date operations commenced) through December 31, 1995:

                                                                                   CLASS A
                                                              --------------------------------------------------
                                                              1998(a)         1997          1996          1995
                                                              -------        -------       -------       -------
Net asset value, beginning of period                          $17.25         $ 14.65       $ 12.76       $ 11.43
------------------------------------------------------------  ------         -------       -------       -------
Income from investment operations:
  Net investment income(b)                                      0.04            0.09(c)      (0.01)(c)      0.03(c)
------------------------------------------------------------  ------         -------       -------       -------
  Net gains on securities (both realized and unrealized)        1.16            3.87          1.94          1.30
------------------------------------------------------------  ------         -------       -------       -------
    Total from investment operations                            1.20            3.96          1.93          1.33
------------------------------------------------------------  ------         -------       -------       -------
Less distributions:
  Dividends from net investment income                            --           (0.03)           --            --
------------------------------------------------------------  ------         -------       -------       -------
  Distributions from net realized gains                        (0.32)          (1.33)        (0.04)           --
------------------------------------------------------------  ------         -------       -------       -------
    Total distributions                                        (0.32)          (1.36)        (0.04)           --
------------------------------------------------------------  ------         -------       -------       -------
Net asset value, end of period                                $18.13         $ 17.25       $ 14.65       $ 12.76
============================================================  ======         =======       =======       =======
Total Return(d)                                                 7.02%          27.23%        15.12%        11.64%
============================================================  ======         =======       =======       =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $9,074         $ 7,688       $ 2,529       $   870
============================================================  ======         =======       =======       =======
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement                  1.74%(e)        1.99%         2.00%         2.00%(f)
------------------------------------------------------------  ------         -------       -------       -------
  Without expense reductions and/or reimbursement               2.11%(e)        2.97%         5.51%        50.54%(f)
============================================================  ======         =======       =======       =======
Ratio of net investment income to average net assets:
  With expense reductions and/or reimbursement                  0.25%(e)        0.56%        (0.10)%        1.10%(f)
------------------------------------------------------------  ------         -------       -------       -------
  Without expense reductions and/or reimbursement              (0.08)%(e)      (0.42)%       (3.61)%      (47.44)%(f)
============================================================  ======         =======       =======       =======
Ratio of interest expense to average net assets(g)                --            0.03%           --            --
============================================================  ======         =======       =======       =======
Portfolio turnover rate(g)                                       148%             93%          256%           --
============================================================  ======         =======       =======       =======

(a) The Fund changed Investment Advisors on May 29, 1998.
(b) Before reimbursement the net investment loss per share would have been $(0.02), $(0.07), $(0.50), and $(1.11) for 1998-1995, respectively.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $8,458,715.
(f) Annualized.
(g) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Value Portfolio as a whole without distinguishing between the classes of shares issued.

                                                                              CLASS B                               ADVISOR CLASS
                                                        ----------------------------------------------------        -----------
                                                        1998(a)          1997          1996           1995          1998(a)
                                                        -------        --------       -------       --------        -------
Net asset value, beginning of period                    $ 17.04        $  14.54       $ 12.75       $  11.43        $17.37
------------------------------------------------------  -------        --------       -------       --------        ------
Income from investment operations:
  Net investment income(b)                                (0.08)          (0.01)(c)     (0.10)(c)       0.01(c)       0.07
------------------------------------------------------  -------        --------       -------       --------        ------
  Net gains on securities (both realized and
    unrealized)                                            1.15            3.83          1.93           1.31          1.21
------------------------------------------------------  -------        --------       -------       --------        ------
    Total from investment operations                       1.07            3.82          1.83           1.32          1.28
------------------------------------------------------  -------        --------       -------       --------        ------
Less distributions:
  Dividends from net investment income                       --              --            --             --            --
------------------------------------------------------  -------        --------       -------       --------        ------
  Distributions from net realized gains                   (0.32)          (1.32)        (0.04)            --         (0.32)
------------------------------------------------------  -------        --------       -------       --------        ------
    Total distributions                                   (0.32)          (1.32)        (0.04)            --         (0.32)
------------------------------------------------------  -------        --------       -------       --------        ------
Net asset value, end of period                          $ 17.79        $  17.04       $ 14.54       $  12.75        $18.33
======================================================  =======        ========       =======       ========        ======
Total Return(d)                                            6.34%          26.44%        14.35%         11.55%         7.43%
======================================================  =======        ========       =======       ========        ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $17,406        $ 16,717       $ 5,503       $  1,254        $1,038
======================================================  =======        ========       =======       ========        ======
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement             2.39%(e)        2.64%         2.65%          2.65%(f)      1.39%(e)
------------------------------------------------------  -------        --------       -------       --------        ------
  Without expense reductions and/or reimbursement          2.76%(e)        3.62%         6.16%         51.19%(f)      1.76%(e)
======================================================  =======        ========       =======       ========        ======
Ratio of net investment income to average net assets:
  With expense reductions and/or reimbursement            (0.40)%(e)      (0.09)%       (0.75)%         0.45%(f)      0.60%(e)
------------------------------------------------------  -------        --------       -------       --------        ------
  Without expense reductions and/or reimbursement         (0.72)%(e)      (1.07)%       (4.26)%       (48.09)%(f)     0.23%(e)
======================================================  =======        ========       =======       ========        ======
Ratio of interest expense to average net assets(f)           --            0.03%           --             --            --
======================================================  =======        ========       =======       ========        ======
Portfolio turnover rate(g)                                  148%             93%          256%            --           148%
======================================================  =======        ========       =======       ========        ======

                                                                 ADVISOR CLASS
                                                        ------------------------------------
                                                         1997          1996           1995
                                                        -------       -------       --------
Net asset value, beginning of period                    $ 14.72       $ 12.77       $  11.43
------------------------------------------------------  -------       -------       --------
Income from investment operations:
  Net investment income(b)                                 0.15(c)       0.03(c)        0.04(c)
------------------------------------------------------  -------       -------       --------
  Net gains on securities (both realized and
    unrealized)                                            3.91          1.96           1.30
------------------------------------------------------  -------       -------       --------
    Total from investment operations                       4.06          1.99           1.34
------------------------------------------------------  -------       -------       --------
Less distributions:
  Dividends from net investment income                    (0.07)           --             --
------------------------------------------------------  -------       -------       --------
  Distributions from net realized gains                   (1.34)        (0.04)            --
------------------------------------------------------  -------       -------       --------
    Total distributions                                   (1.41)        (0.04)            --
------------------------------------------------------  -------       -------       --------
Net asset value, end of period                          $ 17.37       $ 14.72       $  12.77
======================================================  =======       =======       ========
Total Return(d)                                           27.78%        15.58%         11.72%
======================================================  =======       =======       ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $   439       $   191       $     81
======================================================  =======       =======       ========
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement             1.64%         1.65%          1.65%(f)
------------------------------------------------------  -------       -------       --------
  Without expense reductions and/or reimbursement          2.62%         5.16%         50.19%(f)
======================================================  =======       =======       ========
Ratio of net investment income to average net assets:
  With expense reductions and/or reimbursement             0.91%         0.25%          1.45%(f)
======================================================  =======       =======       ========
  Without expense reductions and/or reimbursement         (0.07)%       (3.26)%       (47.09)%(f)
======================================================  =======       =======       ========
Ratio of interest expense to average net assets(f)         0.03%           --             --
======================================================  =======       =======       ========
Portfolio turnover rate(g)                                   93%          256%            --
======================================================  =======       =======       ========

(a) The Fund changed Investment Advisors on May 29, 1998.
(b) Before reimbursement the net investment loss per share would have been $(0.15), $(0.17), $(0.59), and $(1.13) for 1998-1995, respectively for Class
    B, $0.02, $(0.01), $(0.46) and $(1.10) for 1998-1995, respectively for
    Advisor Class.
(c) Calculated based upon average shares outstanding during the period.
(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $18,806,810 and $783,941 for Class B and Advisor Class, respectively.
(f) Annualized.
(g) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Basic Value Fund
                       (formerly AIM America Value Fund) and Board of Trustees of AIM Growth Series:

                       In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Basic Value Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 1999

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of G.T. Global Growth Series, now known as AIM Growth Series (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B shares of each Fund.

(4) To approve changes to the fundamental investment restrictions of each Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To approve the conversion of the portfolios in which certain Funds invest to Delaware business trusts.

(7) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

The results of the proxy solicitation on the above matters were as follows:

                                                                                      VOTES      WITHHELD/
                               TRUSTEE/MATTER                          VOTES FOR     AGAINST    ABSTENTIONS
                               --------------                          ----------   ---------   -----------
(1)     C. Derek Anderson...........................................   71,221,289         N/A    5,894,682
        Frank S. Bayley.............................................   71,241,614         N/A    5,874,357
        William J. Guilfoyle........................................   71,251,357         N/A    5,864,614
        Arthur C. Patterson.........................................   71,255,705         N/A    5,860,266
        Ruth H. Quigley.............................................   71,264,495         N/A    5,851,476
(2)(a)  Approval of investment management and administration
        contract....................................................      700,750      15,005      213,574*
(2)(b)  Approval of sub-advisory and sub-administration contract....      698,743      16,642      213,944*
(3)     Approval of replacement Rule 12b-1 plans of distribution
        Class A.....................................................      268,439       7,982       14,140
        Class B.....................................................      536,664       9,056       54,846
(4)(a)  Modification of Fundamental Restriction on Portfolio
        Diversification.............................................      687,746      22,561      219,022*
(4)(b)  Modification of Fundamental Restriction on Concentration....      687,746      22,561      219,022*
(4)(c)  Modification of Fundamental Restriction on Issuing Senior
        Securities and Borrowing Money..............................      687,746      22,561      219,022*
(4)(d)  Modification of Fundamental Restriction on Making Loans.....      687,746      22,561      219,022*
(4)(e)  Modification of Fundamental Restriction on Underwriting
        Securities..................................................      687,746      22,561      219,022*
(4)(f)  Modification of Fundamental Restriction on Real Estate
        Investments.................................................      687,746      22,561      219,022*
(4)(g)  Modification of Fundamental Restriction on Investing in
        Commodities.................................................      687,746      22,561      219,022*
(4)(h)  Elimination of Fundamental Restriction on Margin
        Transactions................................................      687,746      22,561      219,022*
(4)(i)  Elimination of Fundamental Restriction on Pledging Assets...      687,746      22,561      219,022*
(4)(j)  Elimination of Fundamental Restriction on Investments in
        Oil, Gas and Mineral Leases and Programs....................      687,746      22,561      219,022*
(4)(k)  Elimination of Fundamental Restriction on Investing for the
        Purpose of Control..........................................      687,746      22,561      219,022*
(4)(l)  Elimination of Fundamental Restriction on Purchasing
        Securities of Issuers in Which Officers and Board Members of
        the Trust and Its Affiliates Own Securities.................      687,746      22,561      219,022*
(4)(m)  Elimination of Fundamental Restriction on Joint
        Participation in a Securities Trading Account...............      687,746      22,561      219,022*
(4)(n)  Elimination of Fundamental Restriction on Selling Securities
        Short.......................................................      687,746      22,561      219,022*
(5)     Approval of an agreement and plan of conversion and
        termination with respect to the Trust.......................   54,496,135   2,507,411   20,112,425*
(6)     Approval of the conversion of the portfolios in which
        certain Funds invest........................................      694,778      13,382      221,169*
(7)     Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
        Independent Public Accountants..............................   71,858,619   1,177,277    4,080,070

---------------

* Includes Broker Non-Votes

BOARD OF TRUSTEES                          OFFICERS                                  OFFICE OF THE FUND
C. Derek Anderson                          Robert H. Graham                          11 Greenway Plaza
President, Plantagenet Capital             Chairman and President                    Suite 100
Management, LLC (an investment                                                       Houston, TX 77046
partnership); Chief Executive Officer,     Dana R. Sutton
Plantagenet Holdings, Ltd.                 Vice President & Assistant Treasurer      INVESTMENT MANAGER
(an investment banking firm)
                                           Samuel D. Sirko                           A I M Advisors, Inc.
Frank S. Bayley                            Vice President & Secretary                11 Greenway Plaza
Partner, law firm of                                                                 Suite 100
Baker & McKenzie                           Kenneth W. Chancey                        Houston, TX 77046
                                           Vice President & Principal
Robert H. Graham                           Accounting Officer                        TRANSFER AGENT
President and Chief Executive Officer,
A I M Management Group Inc.                John J. Arthur                            A I M Fund Services, Inc.
                                           Vice President                            P.O. Box 4739
Arthur C. Patterson                                                                  Houston, TX 77210-4739
Managing Partner, Accel Partners           Melville B. Cox
(a venture capital firm)                   Vice President                            CUSTODIAN

Ruth H. Quigley                            Gary T. Crum                              State Street Bank and Trust Company
Private Investor                           Vice President                            225 Franklin Street
                                                                                     Boston, MA 02110
                                           Carol F. Relihan
                                           Vice President                            COUNSEL TO THE FUND

                                           Nancy L. Martin                           Kirkpatrick & Lockhart LLP
                                           Assistant Secretary                       1800 Massachusetts Avenue, N.W.
                                                                                     Washington, D.C. 20036-1800
                                           Ofelia M. Mayo
                                           Assistant Secretary                       COUNSEL TO THE TRUSTEES

                                           Kathleen J. Pflueger                      Paul, Hastings, Janofsky & Walker LLP
                                           Assistant Secretary                       Twenty Third Floor
                                                                                     555 South Flower Street
                                           Pamela Ruddock                            Los Angeles, CA 90071
                                           Assistant Treasurer
                                                                                     DISTRIBUTOR
                                           Paul Wozniak
                                           Assistant Treasurer                       A I M Distributors, Inc.
                                                                                     11 Greenway Plaza
                                                                                     Suite 100
                                                                                     Houston, TX 77046

                                                                                     AUDITORS

                                                                                     PricewaterhouseCoopers LLP
                                                                                     One Post Office Square
                                                                                     Boston, MA 02109












































REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Basic Value Fund paid ordinary dividends in the amount of $0.197 per share to shareholders during its tax year ended December 31, 1998. Of this amount, 16.04% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $184,938 for the Fund's tax year ended December 31, 1998. Of long-term capital gains distributed, 100% is 20% rate gain.

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                               INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)              AIM Advisor International Value Fund   leadership in the mutual fund industry
AIM Blue Chip Fund                         AIM Asian Growth Fund                  since 1976 and managed approximately $109
AIM Capital Development Fund               AIM Developing Markets Fund(2)         billion in assets for more than 6.2 million
AIM Constellation Fund                     AIM Europe Growth Fund(2)              shareholders, including individual investors,
AIM Mid Cap Equity Fund(2), (A)            AIM European Development Fund          corporate clients, and financial institutions,
AIM Select Growth Fund(3)                  AIM International Equity Fund          as of December 31, 1998.
AIM Small Cap Growth Fund(2), (B)          AIM International Growth Fund(2)          The AIM Family of Funds--Registered Trademark--
AIM Small Cap Opportunities Fund           AIM Japan Growth Fund(2)               is distributed nationwide, and AIM today is the
AIM Value Fund                             AIM Latin American Growth Fund(2)      10th-largest mutual fund complex in the U.S. in
AIM Weingarten Fund                        AIM New Pacific Growth Fund(2)         assets under management, according to Strategic
                                                                                  Insight, an independent mutual fund monitor.
GROWTH & INCOME FUNDS                      GLOBAL GROWTH FUNDS
AIM Advisor Flex Fund                      AIM Global Aggressive Growth Fund
AIM Advisor Large Cap Value Fund           AIM Global Growth Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund               GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                          AIM Global Growth & Income Fund(2)
AIM Basic Value Fund(2), (C)               AIM Global Utilities Fund
AIM Charter Fund
                                           GLOBAL INCOME FUNDS
INCOME FUNDS                               AIM Emerging Markets Debt Fund(2), (D)
AIM Floating Rate Fund(2)                  AIM Global Government Income Fund(2)
AIM High Yield Fund                        AIM Global Income Fund
AIM High Yield Fund II                     AIM Strategic Income Fund(2)
AIM Income Fund
AIM Intermediate Government Fund           THEME FUNDS
AIM Limited Maturity Treasury Fund         AIM Global Consumer Products and Services Fund(2)
                                           AIM Global Financial Services Fund(2)
TAX-FREE INCOME FUNDS                      AIM Global Health Care Fund(2)
AIM High Income Municipal Fund             AIM Global Infrastructure Fund(2)
AIM Municipal Bond Fund                    AIM Global Resources Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Telecommunications Fund(2)
AIM Tax-Free Intermediate Fund             AIM Global Trends Fund(2), (E)

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.